Exhibit 10.38

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT FOR THE UNITED STATES

This AMENDMENT NO. 2 TO AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT FOR THE UNITED STATES (the “Amendment”) is made by and between POZEN Inc., a Delaware corporation (“POZEN”), and Horizon Pharma USA, Inc., a Delaware corporation (“Horizon” or “Licensee,” and together with POZEN, the “Parties”).  Reference is made to that certain Amended and Restated Collaboration and License Agreement for the United States, dated as of November 18, 2013, by and between POZEN and Horizon, as successor in interest to AstraZeneca AB (“AZ”), as amended (the “Agreement”).  All capitalized terms not herein defined shall have the meaning ascribed to them in the Agreement.  This Amendment shall be effective as of February 22, 2018.

WHEREAS, the Parties are concurrently entering into [***] regarding certain [***]; and

WHEREAS, in connection with the [***], the Parties wish to amend certain provisions of the Agreement, all on the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties agree to amend the Agreement as follows:

1.         Amendment to Definitions.  The Definitions in Article 1 are hereby amended to include the following new Definitions:

1.4.5 “ANDA” means an abbreviated new drug application filed with the FDA as described in 21 C.F.R. § 314.

1.5.5 “Authorized Generic” means a generic version of the Vimovo Product that is offered for sale or sold, or intended for sale or to be offered for sale, in the Field of Use in the Territory, by Licensee or its Affiliates, or authorized by Licensee or its Affiliates, including through a Third Party distributor, under the Vimovo NDA, but is not sold under the Vimovo Trademarks.  For clarity, under no circumstances shall an Authorized Generic be deemed a Competing Product.

1.31.5 “Generic Product” means a pharmaceutical product that has been approved by or submitted for approval to the FDA under an ANDA or NDA other than by POZEN, Licensee, or their respective Affiliates, and that refers to the Vimovo Product as the reference-listed drug.

1.82.5  “Vimovo Litigation” means any litigation arising out of or related to the submission of any ANDA to the FDA that references the Vimovo NDA.

1.82.6  “Vimovo NDA” means NDA No. 022511, including any amendments or supplements thereto, provided that “Vimovo NDA” does not include any NDA for

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

a product that includes any active ingredient(s) other than Naproxen and Esomeprazole.

1.82.7  “Vimovo Patents” means the particular Licensed Patents that the Vimovo Product would, if made, used, sold, offered for sale, had made, imported or exported in the Territory without a sublicense from Licensee under such Licensed Patents, infringe one or more Valid Claims of such Licensed Patents.

1.82.8  “Vimovo Product” means the Esomeprazole magnesium and Naproxen delayed release tablet Commercialized by Licensee pursuant to the Vimovo NDA, including 375 mg (Naproxen) / 20mg (Esomeprazole magnesium) and/or 500 mg (Naproxen) / 20mg (Esomeprazole magnesium) dosage strengths.

2.         Amendment to Section 7.3.  Section 7.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

7.3 Sublicenses.  Licensee may grant a sublicense, option to sublicense, or any other right relating to any Licensed Technology to any of its Affiliates without the right to grant further sublicense rights to any Third Party.  Licensee may grant a sublicense, option to sublicense, or any other right relating to any Licensed Technology to any Third party solely as provided in this Section 7.3 (Sublicenses).  Licensee may enter into Sublicense Agreements only with POZEN’s prior consent or as provided in Section 9.6.3.  In order for rights under Licensed Technology to be validly granted to a Sublicensee, the Sublicense Agreement with such Sublicensee must be consistent with the following terms and conditions of this Agreement, and will include provisions for the benefit of POZEN corresponding to Section 11 (Confidentiality), 14 (Limitation of Liability), 8.2 (Payments and Sales Reporting), and 8.3 (Records; Audit).  Except as set forth in that certain side letter agreement between POZEN and AstraZeneca AB dated September 16, 2013, (a) Licensee will use Diligent Efforts to (i) procure the performance by any Sublicensee of the terms of each such Sublicense Agreement, and (ii) ensure that any Sublicensee will comply with the applicable terms and conditions of this Agreement, and (b) Licensee hereby guarantees the performance of its Affiliates and Sublicensees that are sublicensed as permitted herein, and the grant of any such sublicense will not relieve Licensee of its obligations under this Agreement, except to the extent they are satisfactorily performed by such Affiliate or Sublicensee.  Notwithstanding the foregoing, Licensee will have the right to sell POZEN Products through any distributors or sub-distributors of its choice, without the need to obtain prior consent from POZEN, in carrying out its Commercialization activities under this Agreement.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

3.         Amendment to Section 9.6.3.  Section 9.6.3.  is hereby amended and restated to read in its entirety as follows:

9.6.3    Cooperation.

(a)        Cooperation.  In the event that a Party brings an infringement action pursuant to Section 9.6.1 (Infringement by Third Parties) or Section 9.10.2 (Hatch-Waxman Act), the other Party will cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or to join such action as a necessary party, executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to successfully prosecute any such actions.  The Party commencing the litigation will provide the other Party with copies of all pleadings and other documents filed with the court and will consider reasonable input from the other Party during the course of the proceedings.

(b)       Settlement.  With respect to any infringement action commenced by Licensee (including by AstraZeneca AB) pursuant to Section 9.6.1 (Infringement by Third Parties) or Section 9.10.2 (Hatch-Waxman Act), whether or not POZEN is also a party to such action, Licensee has and will have the sole right and authority to settle any pending or threatened patent infringement litigation under this Section 9.6.3 on behalf of the Parties, or to withdraw, be dismissed from, or otherwise resolve any such litigation or provide a covenant not to sue on its own behalf, without the express written consent of POZEN, as follows:

i.          Licensee may grant a non-exclusive, non-transferable, except to an Affiliate of the Third Party, perpetual, fully-paid, royalty-free sublicense, option, or other right (each without the right to sublicense) under the Vimovo Patents to use, make, have made, import, offer for sale, sell, or distribute the Third Party’s Generic Product in the Territory, provided that the agreement [***]

ii.         Solely in the event [***] Licensee may grant a non-exclusive, non-transferable, except to an Affiliate of the Third Party, perpetual, fully-paid, royalty-free sublicense, option, or other right (each without the right to sublicense) under the Vimovo Patents to use, make, have made, import, offer for sale, sell, or distribute the Third Party’s Generic Product in the Territory, [***].

iii.        During [***] Licensee will not have the right to grant to a Third Party, including a Third Party that has a Generic Product, the option or right to be a distributor, whether exclusive or non-exclusive, in the Territory of an Authorized Generic at any time [***] without the express written consent of POZEN.  However, in the event that [***] the restrictions in the preceding sentence become null and void, and do not restrict Licensee’s authority under this Section 9.6.3(b) (Settlement).

iv.        In no event will Licensee have the obligation or be compelled to initiate, join, or maintain any claim or assertion of infringement of

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

any of the Vimovo Patents.  Licensee retains the right to withdraw from and/or be dismissed from any current or future litigation asserting rights in the Vimovo Patents, or to otherwise resolve such litigation pursuant to this Section 9.6.3(b).  Licensee also retains its right to enter into an agreement not to sue and/or not to seek recovery on behalf of Licensee from a Third Party regarding infringement of any Vimovo Patents.  For avoidance of doubt, if Licensee withdraws from and/or is dismissed from any current or future litigation asserting rights in the Vimovo Patents, or otherwise resolves such litigation as described in this clause (iv), POZEN retains the right, but not the obligation, to file or maintain any current or future litigation asserting its own rights in the Vimovo Patents, including any current or future claim or assertion of infringement initially filed by Licensee or by AstraZeneca AB.  Based on the foregoing, if POZEN asserts or maintains any claim or assertion of infringement of the Vimovo Patents, POZEN agrees not to assert that Licensee is a necessary party.

4.         Amendment to Section 9.6.4.  Section 9.6.4.  is hereby amended and restated to read in its entirety as follows:

9.6.4    Recovery.  Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such litigation described in Section 9.6.1 (Infringement by Third Parties) or Section 9.10.2 (Hatch-Waxman Act) (whether by way of settlement or otherwise) will be first allocated to reimbursement of unreimbursed legal fees and all litigation expenses incurred by the Party initiating the proceeding, then toward reimbursement of any unreimbursed legal fees and all litigation expenses of the other Party, and then the remainder will be divided between the Parties as follows: (a) settlements, damages or other monetary awards recovered pursuant to a suit, action or proceeding brought by [***] will be [***] and subject to [***] set forth in [***] and (b) settlements, damages or other monetary awards recovered pursuant to a suit, action or proceeding brought by [***] will be [***].  In the event any monetary recovery is received by the Parties in any settlement or resolution of the litigation with such Third Party, and [***] receives [***] then the remaining portion of such recovery received by [***] shall [***] or subject to [***] set forth in [***].  If a fully- paid, royalty-free sublicense or other right to the Licensed Technology is granted to a Third Party in settlement or resolution of litigation in accordance with Section 9.6.3(b), [***] shall [***] or subject to [***] set forth in [***].  No provision under this Section 9.6.4 (Recovery) changes or alters Licensee’s obligation to pay to POZEN the Minimum Annual Royalty Amount under Section 8.1.1, as applicable, and any recovery received by POZEN as described in this Section 9.6.4 (Recovery), other than any reimbursement to POZEN under this Section 9.6.4 (Recovery) of unreimbursed legal fees and litigation expenses incurred by POZEN, will be

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

credited against any Minimum Annual Royalty Amount due for the applicable calendar year.

5.         Amendment to Section 9.10.2.  Section 9.10.2 is hereby amended and restated to read in its entirety as follows:

9.10.2 Hatch-Waxman Act.  Notwithstanding Section 9.6.1 (Infringement by Third Parties) above, each Party will immediately give notice to the other Party of any notice it receives of certification filed under the Hatch-Waxman Act claiming that any of the Licensed Patents is invalid, unenforceable, or that any infringement will not arise from the manufacture, use or sale of the POZEN Product by a Third Party.  With regard to any Vimovo Litigation, Licensee, at its cost and expense and with counsel selected by Licensee, will have the first right, but not the obligation, to control and direct the Vimovo Litigation with respect to the Licensed Patents (including Joint Patents), in which case POZEN shall cooperate with regard to the Vimovo Litigation in accordance with this Section 9.10.2, and POZEN’s litigation counsel may participate in the Vimovo Litigation with respect to the Licensed Patents (including Joint Patents) (without in any way limiting Licensee’s control thereof), at POZEN’s  cost and expense; provided that Licensee will reimburse POZEN for the reasonable legal fees of POZEN’s litigation counsel incurred for the Vimovo Litigation from and after the effective date of this Amendment, up to a maximum of [***] for any calendar year during the Term of this Agreement (pro-rated for any period less than a full calendar year), such reimbursement to be made within [***] after receipt of invoices with reasonably detailed supporting information for such fees.  If Licensee decides not to bring infringement proceedings against the entity making such a certification with respect to any such Licensed Patents, Licensee will give notice to POZEN of its decision not to bring suit within [***] Business Days after receipt of notice of such certification (or, if the time period permitted by law is less than [***] Business Days, within [***] of the time period permitted by law for Licensee to commence such action).  POZEN may then, but is not required to, bring suit against the Third Party that filed the certification.  The Parties agree that settlement of any action commenced by Licensee or that was previously commenced by AstraZeneca AB hereunder will be controlled as set forth in Section 9.6.3 (Cooperation).  Any recovery realized as a result of an action hereunder will be allocated in accordance with Section 9.6.4 (Recovery).  For purposes of clarity, any other litigation matters with respect to the Licensed Patents (including Joint Patents) that in any way relate to the Hatch-Waxman Act shall be subject to the terms of this Section 9.10.2, and all other litigation matters related to infringement of the Licensed Patents (including Joint Patents) shall be covered by Section 9.6.  Any suit hereunder may be in the name of either or both Parties, as may be required by law, and each Party agrees to cooperate fully in the prosecution of such action, including, if required to bring or maintain such action, the furnishing of a power-of-attorney, executing all papers and instruments, or requiring its employees or contracts to execute such papers and instruments so as to successfully prosecute any such action.  For clarity, any Patent

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

with Valid Claims solely directed to any product containing acetyl salicylic acid (including salts and derivatives thereof) is not a Licensed Patent; therefore, Licensee will have no right to bring infringement proceedings of such Patent under this Section 9.10.2.  Notwithstanding anything in this Section 9.10.2 to the contrary, Licensee shall not have the right to bring an infringement proceeding under this Section 9.10.2 unless such proceeding involves a POZEN product.

6.         Reference to Agreement.  Upon and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof”  or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended by this Amendment; provided nothing herein shall affect the Three-Party Agreement, which shall remain in full force and effect in accordance with its terms.

7.         Effectiveness of Agreement.  The Amendment set forth above shall not be effective until execution and delivery of this Amendment by both Parties.  Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed and shall constitute legal, valid, binding and enforceable obligations of the Parties; provided nothing herein shall affect the Three-Party Agreement, which shall remain in full force and effect in accordance with its terms.

8.         No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of either Party under the Agreement, nor constitute a waiver of any provision of the Agreement.

9.         Governing Law; Dispute Resolution.  Section 15.4 of the Agreement governs any dispute arising out of or related to this Amendment.

10.       Notices.  All notices or other communications that are required or permitted hereunder will be made according to Section 15.5 of the Agreement.

11.       Headings.  The headings for each Article and Section in this Amendment have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

12.       Counterparts.  This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.       No Strict Construction.  This Amendment has been submitted to the scrutiny of, and has been negotiated by, both Parties and their counsel, and will be given a fair and reasonable interpretation in accordance with its terms, without consideration or weight being given to any such terms having been drafted by any Party or its counsel.  No rule of strict construction will be applied against either Party.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their duly authorized representatives as of February 22, 2018.

POZEN, INC.

/s/ Eric L. Trachtenberg
Name: Eric L. Trachtenberg
Title: Secretary

HORIZON PHARMA USA, INC.

/s/ Timothy P. Walbert
Name: Timothy P. Walbert
Title: CEO and President

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